UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 6, 2007
Date of Report (Date of earliest event reported)
BIOLASE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-19627 (Commission File Number)	87-0442441 (IRS Employer Identification Number)
4 Cromwell
Irvine, California 92618
(Address of principal executive offices)(Zip Code)
(949) 361-1200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On November 6, 2007, BIOLASE Technology, Inc. (“Biolase”) issued a press release announcing its financial results for the third quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     This Current Report on Form 8-K and the information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K and the press release is not incorporated by reference into any filings of Biolase, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing, unless explicitly incorporated by specific reference into such filing.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.
          99.1 Press Release of BIOLASE Technology, Inc., dated November 6, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE TECHNOLOGY, INC.
Date: November 6, 2007	By:	/s/ Richard L. Harrison
Richard L. Harrison
Executive Vice President, Chief Financial Officer & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of BIOLASE Technology, Inc., dated November 6, 2007.

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